SUPPLEMENT

Dated December 22, 2015

to the

PROSPECTUS

of the

API FUNDS

The Prospectus of the API Efficient Frontier Funds, dated June 1, 2015, is amended as follows:

The sub-section of the prospectus entitled, “Exchange Privileges”, beginning on page 79 of the Prospectus, is deleted in its entirety and replaced with the following:

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of Trustees of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Advisor. The Funds’ Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

ALL SECTIONS OF THE PROSPECTUS NOT SPECIFICALLY ADDRESSED IN THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

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